UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2007
FLOWSERVE CORPORATION RETIREMENT SAVINGS PLAN
(Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)
(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Benefit Plan Certifying Accountant.
     On May 16, 2007, the Flowserve Corporation Retirement Savings Plan (the “Plan”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Plan’s independent registered public accounting firm and appointed Whitley Penn LLP (“Whitley Penn”) for the Plan’s fiscal year ended December 31, 2006.
     The change in accountants did not result from any dissatisfaction of Flowserve Corporation with the quality or delivery of professional services rendered by PwC. PwC continues to serve as the independent registered public accounting firm for the Plan’s sponsor, Flowserve Corporation (the “Company”), having been duly appointed by the Audit Committee of the Board of Directors of the Company. The Plan’s decision to replace PwC with Whitley Penn as the Plan’s independent registered public accounting firm was approved by the Audit Committee on May 16, 2007.
     The PwC reports on the Plan’s financial statements as of December 31, 2005 and 2004 and for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.
     During the years ended December 31, 2005 and 2004 and through May 16, 2007, (i) there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the Plan’s financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
     The Plan and the Company have provided PwC a copy of the foregoing statements and requested a letter from PwC to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements related to PwC. A copy of that letter, dated May 22, 2007, is filed as Exhibit 16.1 to this Form 8-K.
     During the years ended December 31, 2005 and 2004 and through May 16, 2007, neither the Plan, and the Company, as the Plan’s sponsor, nor anyone acting on behalf of the Plan or the Company consulted Whitley Penn regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated May 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION RETIREMENT SAVINGS PLAN
Dated: May 22, 2007	By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Authorized member of the Pension and Investment Committee

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated May 22, 2007.